(Logo Omitted)  STATE STREET
Serving Institutional Investors Worldwide


                                      Greenwich Capital Acceptance, Inc.
                                      GE ReREMIC Mortgage Trust Certificates
                                                  Series 2001-1                               Payment Date: December 26, 2001
State Street Corporation                              B342                                    Record Date:  November 30, 2001
Corporate Trust                               REVISED January 4,2002
2 Avenue de Lafayette
Boston, MA 02111-1724


Trustee's Report to Certificateholders
Table of Content
--------------------------------------------------------------------------------------------------------------------
Report Sections                                       Preparer                       Page Number
Distribution Date Statement                           Trustee                        1-3
Loan Portfolio Stratifications                        Trustee                        N/A
Loan Schedule                                         Trustee                        N/A
Comparative Financial Statement                       Servicer                       N/A
Delinquent Loan Status                                Servicer                       N/A
Historical Loss Report                                Servicer                       N/A
Historical Loan Modification Report                   Servicer                       N/A
REO Status Report                                     Servicer                       N/A
Watch List                                            Servicer                       N/A
--------------------------------------------------------------------------------------------------------------------

Additional Report/File
--------------------------------------------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------------------------------------------

State Street Information Delivery Vehicles
--------------------------------------------------------------------------------------------------------------------
Web Site:                                             http://corporatetrust.statestreet.com
For other information delivery requests:              informationdelivery@fmg-statestreet.com
--------------------------------------------------------------------------------------------------------------------

Deal-Specific Contacts
--------------------------------------------------------------------------------------------------------------------
Account Officer (trustee and paying agent                                   Vaneta Bernard           (617) 662-1310
questions):
Account Administrator (analytics and collateral                             Mark Glenn               (617) 662-1278
questions):
Servicer
Special Servicer
---------------------------------------------------------------------------------------------------------------------------------

Rating Agency Contacts
---------------------------------------------------------------------------------------------------------------------------------
Duffs & Phelps Rating Co.         Fitch IBCA, Inc.           Moody's Investors Service         Standard & Poor's Rating Services
55 East Monroe Street             One State Street Plaza     99 Church Street                  55 Water Street
Chicago, Illinois 60603           New York, NY 10004         New York, NY 10007                New York, NY 10041
(312) 368-3100                    (212)  908-0500            (212) 553-0300                    (212) 438-2430

---------------------------------------------------------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State
Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convience for the user, and should not be reiled upon withour further investigation by any user contemplating an investment decision with repsect to the related securities.


(Logo Omitted)  STATE STREET
Serving Institutional Investors Worldwide


                                               Greenwich Capital Acceptance, Inc.
                                               GE ReREMIC Mortgage Trust Certificates
                                                          Series 2001-1                          Payment Date:   December 26, 2001
                                                              B342                               Record Date:    November 30, 2001
                                                     REVISED January 4,2002
Trustee's Report to Certificateholders
Payment Summary
------------------------------------------------------------------------------------------------------------------------
                               Pass-Through     Interest       Original             Beginning             Principal
Class          CUSIP               Rate           Type          Balance              Balance                 Paid
------------------------------------------------------------------------------------------------------------------------
A-1          361588AA4             6.00%          Fixed       250,435,934.00        250,435,934.00       20,498,155.30
A-2          361588AB2             6.00%          Fixed        13,981,400.00         13,981,400.00           58,019.01
A-3          361588AC0             6.00%          Fixed        76,000,000.00         76,000,000.00                0.00
A-4          361588AD8             6.00%          Fixed         1,294,972.00          1,294,972.00                0.00
T            361588AE6             6.00%          Fixed           124,000.00            124,000.00            7,457.08
A-R          361588AF3             6.00%        Residual              100.00                100.00              100.00
------------------------------------------------------------------------------------------------------------------------
                                                   Totals:    341,836,406.00        341,836,406.00       20,563,731.39
                                                            ------------------------------------------------------------
                                                            (1) represents net payment per certificate




----------------------------------------------------------------------
                   Interest             Total              Ending
Class                Paid                Paid              Balance
----------------------------------------------------------------------
A-1              1,252,179.67       21,750,334.97      229,937,778.70
A-2                 69,907.00          127,926.01       13,923,380.99
A-3                380,000.00          380,000.00       76,000,000.00
A-4                      0.00                0.00        1,301,446.87
T                      620.00            8,077.08          116,542.92
A-R                      0.50              100.50                0.00
-----------------------------------------------------------------------
     Totals:     1,702,707.17       22,266,438.56      321,279,149.48
                -------------------------------------------------------





         Certificate Component Classes
         -------------------------------------------------------------------------------------------------------------------
                     Pass-Through      Interest        Original          Beginning        Principal            Interest
         Class           Rate            Type          Balance            Balance            Paid               Accrual
         -------------------------------------------------------------------------------------------------------------------
         A-3A            6.00%           Fixed       38,000,000.00      38,000,000.00          0.00            190,000.00
         A-3B            6.00%           Fixed       38,000,000.00      38,000,000.00          0.00            190,000.00
         A-4A            6.00%           Fixed          879,127.00         879,127.00          0.00              4,395.64
         A-4B            6.00%           Fixed          415,845.00         415,845.00          0.00              2,079.23
         T-A             6.00%           Fixed          104,986.18         104,986.18      7,436.78                524.93
         T-B             6.00%         Residual          19,013.82          19,013.82         20.30                 95.07
         -------------------------------------------------------------------------------------------------------------------
                                                     77,418,972.00      77,418,972.00      7,457.08            387,094.87
                                                     -----------------------------------------------------------------------

         ---------------------------------
               Total            Ending
                Paid            Balance
         ---------------------------------
             190,000.00      38,000,000.00
             190,000.00      38,000,000.00
                   0.00         883,522.64
                   0.00         417,924.23
               7,961.71          97,549.40
                 115.37          18,993.52
          ---------------------------------
             388,077.08      77,417,989.79
          ---------------------------------





          Distributions per Certificate
          ---------------------------------------------------------------------------------------
                        Beginning           Principal         Interest              Ending
          Class     Certificate Factor   Distribution(1)   Distribution(1)     Certificate Factor
          ---------------------------------------------------------------------------------------
          A-1          1.000000000           81.8498966     5.0000000000           0.9181501034
          A-2          1.000000000            4.1497282     5.0000000000           0.9958502718
          A-3          1.000000000            0.0000000     5.0000000000           1.0000000000
          A-4          1.000000000            0.0000000     0.0000000000           1.0050000077
          T            1.000000000           60.1377041     5.0000000000           0.9398622959
          A-R          1.000000000          100.0000000     0.5000000000           0.0000000000




(Logo Omitted)  STATE STREET
Serving Institutional Investors Worldwide


                                               Greenwich Capital Acceptance, Inc.
                                               GE ReREMIC Mortgage Trust Certificates
                                                         Series 2001-1                         Payment Date:   December 26, 2001
                                                             B342                              Record Date:    November 30, 2001
                                                    REVISED January 4,2002


Trustee's Report to Certificateholders
Principal Detail
-------------------------------------------------------------------------------------------------------------------------
              Beginning          Principal        Principal     Accrual             Excess               Extraordinary
Class          Balance         Distribution      Shortfalls     Amount          Bankruptcy Loss       Trust Fund Expense
-------------------------------------------------------------------------------------------------------------------------
A-1           250,435,934.00    20,498,155.30       0.00             0.00              0.00                    0.00
A-2            13,981,400.00        58,019.01       0.00             0.00              0.00                    0.00
A-3            76,000,000.00             0.00       0.00             0.00              0.00                    0.00
A-4             1,294,972.00             0.00       0.00         6,474.87              0.00                    0.00
T                 124,000.00         7,457.08       0.00             0.00              0.00                    0.00
A-R                   100.00           100.00       0.00             0.00              0.00                    0.00
-------------------------------------------------------------------------------------------------------------------------
Totals:       341,836,406.00    20,563,731.39       0.00         6,474.87              0.00                    0.00
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                      Total Principal              Ending           Cumulative
Class               Distribution Amount           Balance         Realized Losses
---------------------------------------------------------------------------------
A-1                        20,498,155.30            229,937,778.70        0.00
A-2                            58,019.01             13,923,380.99        0.00
A-3                                 0.00             76,000,000.00        0.00
A-4                                 0.00              1,301,446.87        0.00
T                               7,457.08                116,542.92        0.00
A-R                               100.00                      0.00        0.00
----------------------------------------------------------------------------------
Totals:                    20,563,731.39            321,279,149.48        0.00
----------------------------------------------------------------------------------





Interest Detail
--------------------------------------------------------------------------------------------------------------------------
                Accrued       Deferred       Interest   Current Interest   Prepayment      Unpaid       Total Interest
Class         Certificate     Interest        Losses       Shortfalls       Premiums      Interest      Distr. Amount
--------------------------------------------------------------------------------------------------------------------------
A-1           1,252,179.67        0.00         0.00           0.00            0.00          0.00        1,252,179.67
A-2              69,907.00        0.00         0.00           0.00            0.00          0.00           69,907.00
A-3             380,000.00        0.00         0.00           0.00            0.00          0.00          380,000.00
A-4               6,474.86    6,474.87         0.00           0.00            0.00          0.00                0.00
T                   620.00        0.00         0.00           0.00            0.00          0.00              620.00
A-R                   0.50        0.00         0.00           0.00            0.00          0.00                0.50
--------------------------------------------------------------------------------------------------------------------------
Totals:       1,709,182.03    6,474.87         0.00           0.00            0.00          0.00        1,702,707.17
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------
                      Cumulative Unpaid
Class                 Interest Shortfall
----------------------------------------
A-1                         0.00
A-2                         0.00
A-3                         0.00
A-4                         0.00
T                           0.00
A-R                         0.00
----------------------------------------
Totals:                     0.00
----------------------------------------



                              Other Information
                            ---------------------------------------------------------------------------
                              Available Funds for Distribution                        22,266,438.56

                              Priority Distribution Amount                                55,960.08

                              A-4A Component Accrual Distribution Amount                   4,395.64

                              A-4B Component Accrual Distribution Amount                   2,079.23
                            ---------------------------------------------------------------------------


